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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 2-95091, 33-5913, 33-6835, 33-53381 and
33-27372) of Analogic Corporation of our report dated September 21, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Boston, Massachusetts
October 18, 2000